Exhibit 99.2
Investor Conference Call December 15, 2006 NYSE: NAV

Safe Harbor Statement Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these and other factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006.

Other Cautionary Legends As announced on April 6, 2006, the company's previously issued audited financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. On November 8, 2006, the company's finance subsidiary, Navistar Financial Corporation (NFC), announced that its previously issued audited financial statements for the years ended October 31, 2002 through 2004 and all quarterly financial statements for the periods after November 1, 2002 should no longer be relied on because of errors in such financial statements. Until the company and NFC complete the review of their accounts and the restatement of financial statements, no assurance can be given with respect to the financial statement adjustments and impacts resulting from such review. The financial data presented in this package for the 2005 fourth quarter and the 2006 first, second, third and fourth quarters are preliminary and unaudited and are subject to change based on the completion of our on-going review of accounting matters, the completion of our 2005 fourth quarter and 2006 first, second, third and fourth quarter financial statements and the completion of the restatement of our financial results for the fiscal years 2002 through 2004 and for the first nine months of fiscal 2005. It is likely that the process of restating the prior year financial statements will require changes to the company's financial statements for 2005 and 2006 due to revised application of certain accounting principles and methodologies that, individually or in the aggregate, may be material. Certain Non-GAAP measures are used throughout this presentation that provide investors with useful and relevant information about the company's business. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Navistar participants on the call Dan Ustian - Chairman, President, & Chief Executive Officer Bill Caton - Executive Vice President & Chief Financial Officer Terry Endsley - Senior Vice President & Treasurer Heather Kos - Director of Investor Relations

Restatement Update Dan update Bill update

Our strategy expected to enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products Leveraging what we have and what others have built FY 2009 Goals $15 Billion Revenue $1.5 Billion Pre-Tax >10% Segment Margins in all businesses Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional

2006 Recap-Great Products *Market Share - Information is compiled using Wards, ACT and POLK data combined with company internal reports. Market share information reflects retails sales in the United States and Canada for Classes 6-8. Truck Market share In-line with or exceeded previously communicated market share Focus Q1 vs. last 9 months Q4 combined market share is best 4th quarter in last five years Challenges Capacity at premium Passed on certain bids Engine constraints COMBINED CLASS 8 BUS Class 6-7

North American Market Share Leader in Class 6-8 Trucks and School Bus School districts & local municipalities Local & regional delivery of beverage refrigeration, utilities, tow, municipalities & emergency rescue Construction, waste management & other on-off highway applications Severe Service - 23.2% Line-haul, local & regional delivery Heavy (LH & RH) - 17.1% 2006 FY Combined Market Share* ~ 27% School Bus Class 6-7 Combined Class 8 - 18.7% Class 8 Medium - 40% School Bus Chassis - 64% School Buses Body - 62.2% *Market Share - Information is compiled using Wards, ACT and POLK data combined with company internal reports. Market share information reflects retails sales in the United States and Canada for Classes 6-8.

Operational Update - Truck Shipments(3) Note: Information shown below is based on Navistar's fiscal year-end

2006 Recap-Engine Shipments World Wide Engine Shipments(3) Note: Information shown below is based on Navistar's fiscal year-end MaxxForce Big Bore 11 & 13 liter MaxxForce 5 4.5 liter MaxxForce 7 6.4 liter MaxxForce DT 7.6 liter Ford V8 shipments down but total shipments flat year over year

2006 Recap- MAXXFORCE -Engine Share

INTERNATIONAL DIESEL POWER

Launch of 2007 Emission Compliant Engines is Key to 2007 Success



I4 / I6

50%+ market share* in Mid-size pick up trucks in South America
Complete line of 3 - 7L products



V6

4.5L

For Class 4-5



6.0L V8

Will become 6.4L in 2007

~ 45% market share* in heavy duty diesel pickup/vans



I6

7.6L

~ 49% market share* leader in Class 6-7 Truck and School Bus



MaxxForce Big Bore

11 and 13 Liter Big Bore

Late 2007 launch

*Market Share – Information is compiled using POLK data combined with company internal reports.

Navistar Investor Conference call-December 15th, 2006

11

2006 Recap-Growth

- Dealer distribution Strategy
- Parts
  - 16 years consecutive growth
  - 2004-2006 double digit CAGR
- Military Growth
  - 2005 we sold ~1,300 units; 2006 we sold ~2,900 units
  - 123% increase in military
- Export Growth
  - 2005 we sold ~4,300 units: 2006 we sold ~6,000 units
  - 40% increase in export
- Non-Traditional Growth
  - 2005 we sold ~3,800 units*: 2006 we sold over ~11,000 units**
  - 190% increase in non-traditional markets


United States and Canada Locations

Growing with our BIC Distribution network

319 International dealers U.S., Canada, Mexico
910 dealer locations
Distribution – growing our global network



*2005 Non traditional units include only Workhorse units from time of acquisition

**Includes Small Bus, LCF (Class 4&5), Class 5, and Workhorse

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Navistar Investor Conference call-December 15th, 2006

2006 Recap Competitive Cost Structure Materials are #1 focus Key Takeaways $540 million globally sourced in 2006* Strategic partnerships Design focus on quality and cost reductions Scale Material Fixed Variable Other 0.87 0.039 0.05 0.041 2005 Truck Cost of Goods Sold Composition Fixed Material Other Variable Focus is on supply base *$540 million sourced by fiscal year-end; full year savings expected to be realized in 2007 On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

2006 Recap Competitive Cost Structure Increase Manufacturing Efficiency 1996 vs. 2006 Manufacturing 77% increase in production with a less than 4% increase in production headcount Utilized flexible workforce Overtime flexibility Past (primarily Master Contract) Springfield Assembly Plant Chatham Assembly Plant Additions Escobedo Assembly Plant Garland Assembly Plant Conway Bus Plant Tulsa Bus Plant Truck Manufacturing *Includes full time and temporary workers directly associated with production process for plants shown above

2006 Recap-Competitive Cost Structure Below the Line and Legacy Expenses Contained pension obligation Maintained flat Active and Retiree medical expenses despite health care inflation of 10% Income eligible for profit sharing / supplemental trust has shifted away from U.S. sources to Canada, Mexico, and Brazil On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

2006 Recap-Capital Structure, Cash and Liquidity On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The above additional financial information is provided to assist shareowners and creditors in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. There may be other obligations that may be reclassified as debt as a result of the restatement (e.g. leases). We intend to pay down $200 million of the bridge loan facility by calendar year-end Waiver - NFC Revolver S&P update

2007 Outlook
Plans in Place for a Solid 2007

Less dependent on the Traditional U.S. and Canada Markets

- U.S. and Canada Class 6-8 Industry
  - 325K – 347K (2007 down 24% -28% from 2006)
- Engine shipments expected to decrease by ~10% in 2007
- Response:
  - Maintain market share in medium and bus
    - School Bus chassis – 64%
    - Medium – 40%
  - Grow market share in Class 8
    - Severe Service
    - Heavy (LH & RH)
    - Combined Class 8
- Focus on margin improvement actions
- Grow Parts
- Grow Non-traditional Truck (Military, Export & Workhorse)

2007

Offset:

Cost Reductions ↑
Parts ↑
Military ↑
Export ↑
Workhorse (RV) ↑
India ↑
MWM ↑

Reduced Breakeven

Total NA Industry Demand ↓

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Navistar Investor Conference call-December 15th, 2006

2007-Truck Production Still Strong *Includes full time and temporary workers directly associated with production process for plants shown above 2002 versus 2007 ~67% more units with same number of manufacturing employees Production employees and units representative of our traditional plants Springfield Assembly Plant Chatham Assembly Plant Escobedo Assembly Plant Garland Assembly Plant Conway Bus Plant Tulsa Bus Plant

ProStar(tm) Family Military Commercial Bus CF and Conventional Class 4/5 Workhorse Cl 3-7 9400 CE 300 Traditional U.S and Canada Class 6-8 Industry (Last 5 years market ranges from 263K - 455K units) 4400 Increase class 8 market share by 1% in FY 2007 Class 8 outlook ranges From 215K - 225K Units delivered: FY 2005 - ~1,300 FY 2006 - ~2,900 Industry ranges from 9K - 13K Industry ranges from 20K - 30K Industry ranges from 45K - 60K Industry ranges* from 35K - 45K New Opportunities - Expanding the markets we play in *Includes Commercial Chassis and RV units Great Products/Growth On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Purchasing Manufacturing Design 0.7 0.2 0.1 Manufacturing Other FY 2009 Composition of Cost Reduction Opportunities Material 2007 Margin Improvement Actions Continue to attack material costs Global sourcing Leverage strategic partnerships ProStar(tm) cost reductions Engine emission/price recovery Operational efficiencies On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

2007 Other Actions 2007 Cash Flow Capital Expenditures NFC continue to provide consistent earnings Continuing containment on below the line and legacy expenses Pension Healthcare On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. On November 8, 2006, the company's finance subsidiary, Navistar Financial Corporation (NFC), announced that its previously issued audited financial statements for the years ended October 31, 2002 through 2004 and all quarterly financial statements for the periods after November 1, 2002 should no longer be relied on because of errors in such financial statements.

Mexico China S. America India Other 180 290 90 330 291 Path to 10% Segment Margins -TRUCK Plans in place-Focus is on execution Material Focus Global Sourcing-$1.2 Billion by end of 2009 with 10%-20% savings Leverage scale benefits with non- traditional growth ProStar(tm) Manufacturing efficiencies MaxxForce Big Bore Synergies with strategic partners $1.2 B Globally sourced components by 2009 Truck plans to achieve 2009 goals

2007-Truck Shipments Still Strong

Traditional

U.S. and Canada School Bus and Class 6-8 Trucks

Non-Traditional

- Small Bus and Commercial Bus
- Workhorse (Commercial Chassis and RV's)
- Class 4/5 LCF
- Class 5 Conventional
- Military
- Export (Mexico and all other countries)

2004 versus 2007 ~21% Increase in shipments



Traditional
Non Traditional
Retail Sales
160,000
120,000
80,000
40,000
0
2003
2004
2005
2006
2007 Est.

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Navistar Investor Conference call-December 15th, 2006

Path to 10% Segment Margins -ENGINE Focus is on customer base and recovering emissions Broaden customer base: profitability required in every customer application Recovery of emissions Global sourcing MaxxForce Big Bore Competitive advantage in 2010 emissions technology Synergies with MWM/Mahindra Manufacturing efficiencies Engine plans to achieve 2009 goals MaxxForce Big Bore 11 & 13 liter

Summary - Keys to success Complete restatement process Creating great products Continue to focus and invest in quality Entering niche markets with minimal investment ProStar(tm) production to begin January 2007 MaxxForce 11 Liter and 13 Liter production to begin October 2007 Building a competitive cost structure Truck Engine Delivering profitable growth Military, Export, South America acquisitions, RV chassis

Total NA Industry ? What it Means for Navistar in 2007 and beyond New products and markets will enhance the growth of our business while our cost structure drives increasing profitability Total NA Industry Demand *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. 2007 Offset: Cost Reductions ? Parts ? Military ? Workhorse ? Export ? India ? MWM ? Reduced Breakeven Record EPS >10 % Average Segment Margins 2009 Goal Consolidated Sales and Revenue of $15 Billion Great Products Competitive Cost Structure Profitable Growth 3 Pronged Strategy

Appendix Frequently Asked Questions & Supplemental Data

Frequently Asked Questions Q1: When will you be able to quantify the impact of the restatement? A: Given the number of items under review we are not comfortable quantifying the restatement until we file the financial statements. Q2: How does FAS 158 affect Navistar? A: The company has reviewed the recently issued FAS 158, which is effective for companies with fiscal years ending after December 15, 2006. The statement will not impact our company until fiscal year ended 2007. The primary impact this statement will have on the company's financial statements will be to place the unfunded postretirement (pension and OPEB) obligations on the company's balance sheet (this was previously disclosed within the footnotes to the financial statements). In order to put the obligations on the balance sheet, an offsetting net of tax entry will be made to other comprehensive income, which is a component of equity. Q3: Can you give us any update on your 2007 EPS guidance? A: We will not give specific guidance for 2007 at this time. We do believe the actions we have put in place will make 2007 a good year. Q4: How does a 100 basis points increase/decrease impact the post retirement benefits expense and the projected benefit obligation? A: A change in the expected return on assets of 100 basis points would increase/decrease pension expense by $32 million and other postretirement benefits expense by $8 million annually. A 100 basis point change in the discount rate change would have an impact of less than $4 million on annual pension expense. The impact of a change of 100 basis points in the discount rate would increase/decrease the obligation for pension benefits by approximately $325 million and the obligation for other benefits by approximately $224 million. On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Q5: You have a goal to obtain a 10% segment margin by 2009. Can you update us on your progress? A: Due to the restatement process, we cannot give progress to the specific goals, but based on our strategic initiatives in global sourcing, growing scale, strategic partnering with others, design changes, and a continued focus on manufacturing efficiencies, we believe we are on track if not ahead to meet these goals by 2009. Q6: Can you provide a status update of the EPA certification process? A: We have received our certification certificate for the MaxxForce 6.4 L engine. We submitted all of the other certification applications in September and October to the U.S. EPA. We remain confident that all certifications will be received by the end of December. Q7: The company has said that it has reduced its fixed costs since 2002. Can you give some examples of improvements you have implemented? A: In 2002, our Truck fixed costs of goods sold composition was 10% versus a fixed composition of 3.9% in 2005. We have put productivity improvements in place such as line speed efficiencies, model alignment across facilities, new labor agreements and plant outsourcing. Q8: What should we assume the company will spend on capital expenditures in 2007? A: For 2007, we expect our capital expenditures to be within the lower half of the $250 million to $350 million range. Frequently Asked Questions On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Q9: What can we expect from your 2007 engines? A: We expect to achieve fuel economy, durability/reliability and performance neutrality compared to our 2006 engine. Our plan is to offset the decreased energy content of ultra low sulfur diesel fuel and the small fuel usage for active regeneration with improvements in the basic engine combustion system and electronic controls. Q10: Can you provide an update on the negotiations with the UAW ? A: Union members failed to ratify a tentative agreement reached by the company and union bargaining committee in May of 2006. We continue to expect no impact to the business given that current contract runs through September 30, 2007. As is typical, we will begin formal discussions on a new UAW master contract mid-year 2007. Q11: What is your anticipated 2007 pricing given the stringent federal exhaust emissions standards? A: For our cab forward (CF) vehicle, prices are estimated to increase approximately $4,000. Prices for International mid-range diesel powered trucks and IC buses will increase $5,000 to $6,000 per vehicle and for International Class 8 truck/tractors with supplier engines, prices will increase $7,000 to $9,000. Q12: Have you seen any year over year steel, precious metals and resin price increases in 2006? A: Through October 31st, our unaudited year-to-date costs reflect $185 million for steel and precious metals increases and $36 million for other increases associated with resins and petroleum products. Generally, we have been able to recover these increases in the marketplace via pricing performance. Frequently Asked Questions On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

2007 Industry Guidance Source: Wards, ACT, Polk data combined with Internal Company reports

Market Share Source: Wards, ACT, Polk data combined with Internal Company reports

Order Receipts - U.S. & Canada Source: ACT data combined with Internal Company reports

World Wide Engine Shipments

SEC Regulation G The adjustment columns below include the activities of the company's financial services operations as well as other reporting adjustments, including eliminations. *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. ($ millions)

Definitions